COMMITMENTS, CONTINGENCIES, AND GUARANTEES	12 Months Ended
Dec. 30, 2017
COMMITMENTS, CONTINGENCIES, AND GUARANTEES
COMMITMENTS, CONTINGENCIES, AND GUARANTEES

M.COMMITMENTS, CONTINGENCIES, AND GUARANTEES

We are self-insured for environmental impairment liability, including certain liabilities which are insured through a wholly owned subsidiary, Ardellis Insurance Ltd., a licensed captive insurance company.

We own and operate a number of facilities throughout the United States that chemically treat lumber products. In connection with the ownership and operation of these and other real properties, and the disposal or treatment of hazardous or toxic substances, we may, under various federal, state, and local environmental laws, ordinances, and regulations, be potentially liable for removal and remediation costs, as well as other potential costs, damages, and expenses. Environmental reserves, calculated with no discount rate, have been established to cover remediation activities at wood preservation facilities in Stockertown, PA; Elizabeth City, NC; Auburndale, FL; and Medley, FL. In addition, a reserve was established for our facility in Thornton, CA to remove certain lead containing materials which existed on the property at the time of purchase.

On a consolidated basis, we have reserved approximately $3.0 million and $3.6 million on December 30, 2017 and December 31, 2016, respectively, representing the estimated costs to complete future remediation efforts. These amounts have not been reduced by an insurance receivable.

Many of our wood treating operations utilize “Subpart W” drip pads, defined as hazardous waste management units by the Environmental Protection Agency. The rules regulating drip pads require that a pad be “closed” at the point that it is no longer intended to be used for wood treating operations or to manage hazardous waste. Closure involves identification and disposal of contaminants which are required to be removed from the facility. The cost of closure is dependent upon a number of factors including, but not limited to, identification and removal of contaminants, cleanup standards that vary from state to state, and the time period over which the cleanup would be completed. Based on our present knowledge of existing circumstances, it is considered probable that these costs will approximate  $0.2 million. As a result, this amount is recorded in other long-term liabilities on December 30, 2017.

In February 2014, one of our operations was served with a federal grand jury subpoena from the Southern District of New York. The subpoena was issued in connection with an investigation being conducted by the US Attorney’s Office for the Southern District of New York. The subpoena requested documents relating to a developer and construction projects for which our operation had provided materials and labor. Following receipt of the subpoena, the Audit Committee of the Company’s Board of Directors retained outside counsel to conduct an internal investigation and respond to the subpoena. The Company cooperated in all respects with the US Attorney’s Office, complied with this subpoena and voluntarily provided additional information. As a result of the internal investigation, in 2014, two Company employees were terminated for violating the Company’s Code of Business Conduct and Ethics. In May 2015, those ex-employees were indicted by the grand jury. In April 2016, one of the two former employees pled guilty to four of the charges included in the indictment. In May 2016, the other former employee was found guilty by a jury on four of the charges included in the indictment. The Company has not been named as a target and continues to cooperate with the US Attorney’s Office in this matter.  Based upon prior communications with the US Attorney’s Office, we do not believe that the resolution of this matter will have a material adverse impact on our financial condition or the results of our operations.

In addition, on December 30, 2017, we were parties either as plaintiff or defendant to a number of lawsuits and claims arising through the normal course of our business. In the opinion of management, our consolidated financial statements will not be materially affected by the outcome of these contingencies and claims.

On December 30, 2017, we had outstanding purchase commitments on commenced capital projects of approximately $7.7 million.

We provide a variety of warranties for products we manufacture. Historically, warranty claims have not been material. We distribute products manufactured by other companies, some of which are no longer in business. While we do not warrant these products, we have received claims as a distributor of these products when the manufacturer no longer exists or has the ability to pay. Historically, these costs have not had a material affect on our consolidated financial statements.

As part of our operations, we supply building materials and labor to site-built construction projects or we jointly bid on contracts with framing companies for such projects. In some instances we are required to post payment and performance bonds to insure the project owner that the products and installation services are completed in accordance with our contractual obligations. We have agreed to indemnify the surety for claims made against the bonds. As of December 30, 2017, we had approximately $1.4 million in outstanding payment and performance bonds for open projects. We had approximately $7.6 million in payment and performance bonds outstanding for completed projects which are still under warranty.

On December 30, 2017 we had outstanding letters of credit totaling $26.5 million, primarily related to certain insurance contracts and industrial development revenue bonds described further below.

In lieu of cash deposits, we provide irrevocable letters of credit in favor of our insurers to guarantee our performance under certain insurance contracts. We currently have irrevocable letters of credit outstanding totaling approximately $16.7 million for these types of insurance arrangements. We have reserves recorded on our balance sheet, in accrued liabilities, that reflect our expected future liabilities under these insurance arrangements.

We are required to provide irrevocable letters of credit in favor of the bond trustees for all industrial development revenue bonds that have been issued. These letters of credit guarantee principal and interest payments to the bondholders. We currently have irrevocable letters of credit outstanding totaling approximately $9.8 million related to our outstanding industrial development revenue bonds. These letters of credit have varying terms but may be renewed at the option of the issuing banks.

Certain wholly owned domestic subsidiaries have guaranteed the indebtedness of Universal Forest Products, Inc. in certain debt agreements, including the Series 2012 Senior Notes and our revolving credit facility. The maximum exposure of these guarantees is limited to the indebtedness outstanding under these debt arrangements and this exposure will expire concurrent with the expiration of the debt agreements.

We did not enter into any new guarantee arrangements during 2017 which would require us to recognize a liability on our balance sheet.